SUMMARY PROSPECTUS - August 31, 2023

WILMINGTON INTERNATIONAL FUND

Class/Ticker        A WINAX        I WINIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2023, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.77%	0.77%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.46%	0.21%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	1.50%	1.00%

Fee Waivers and/or Expense Reimbursements(1)	-0.40%	-0.15%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.08% and 0.83%, respectively, not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after August 31, 2024, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waivers/expense reimbursements remain in place for the contractual period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$656	$961	$1,288	$2,210
Class I
Expenses assuming redemption	$87	$303	$538	$1,211

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WILMINGTON INTERNATIONAL FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal circumstances, at least 80% of the value of its net assets in a diversified portfolio of foreign securities including those domiciled in emerging markets. The Fund may invest in common stocks and equity-linked instruments of all capitalizations and exchange-traded funds (“ETFs”). The Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International All Country World Index ex US (“MSCI ACWI ex-US Net”) Index, the benchmark against which the Fund measures the performance of its portfolio.

Subject to the oversight of the Board, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) seeks to achieve the Fund’s investment goal by hiring sub-advisors with international investment expertise based on the advice of the Fund’s principal sub-advisor, Wilmington Trust Investment Advisors, Inc. (“WTIA”). In furtherance of the Fund’s investment objective, the Advisor has engaged WTIA to select, on a discretionary basis, the component strategies of the Fund and then recommend managers to the Advisor to manage such strategies. Each such component strategy selected by WTIA reflects a combination of geographic region, capitalization range, and investing style. WTIA typically recommends internationally focused sub-advisors with locally staffed portfolio management teams situated in the geographic regions of the relevant component strategies. WTIA believes that locally situated investment teams can enjoy informational advantages in stock selection.

WTIA’s portfolio construction process involves the allocation and reallocation by WTIA of the Fund’s assets among the Fund’s sub-advisors’ component strategies to achieve a blend of geographic regions, styles and capitalizations. WTIA may also directly purchase or sell ETFs, equity-linked instruments, equity securities and/or derivatives (including forward currency exchange contracts) to gain or reduce exposure to certain regions, sectors, capitalization ranges, investing style and/or other investment or risk factors. The Fund’s assets are generally invested across different industries, sectors, countries, and regions, but the Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region and may not have any holdings in particular regions or countries. Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Asset Allocation Risk. WTIA’s asset allocation decisions among various component strategies of the Fund may not anticipate market trends successfully. WTIA may make less than optimal or poor asset allocation decisions. WTIA attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is also possible that WTIA or another sub-advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Company Size Risk. The Fund can invest in stocks of companies of all capitalizations. The smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, limited access to capital, and other attributes that can cause their share prices to fluctuate, and they may be more likely to fail than larger companies. Therefore, smaller companies may entail greater risks for investors than larger companies.

•	Country or Sector Risk. Investments in particular sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if the Fund emphasizes one or more industries, economic sectors or countries, it may be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries sectors or countries.

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•

Emerging Market Countries Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investing Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation

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in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited.

•	Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Foreign Investing Risk. Certain types of risk may be more prevalent in foreign equity markets than in the U.S. equity market. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular in emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

Additionally, management treatment of shareholders, accounting standards and regulatory practice can vary across markets.

•	Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When used for hedging purposes, forward foreign currency exchange contracts may reduce the risk of a loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Market Risk. There is a risk that the value of the Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

•	Style/Multi-Manager Risk. The Fund maintains a style blend. However, it may underperform when markets favor one style over a prolonged time period. The investment styles employed by sub-advisors may not be complementary. The multi- manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

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WILMINGTON INTERNATIONAL FUND

Annual Total Returns – Class I Shares

Best Quarter 16.76% 6/30/2020 Worst Quarter (22.62)% 3/31/2020

The Fund’s Class I Shares total return for the six-month period from January 1, 2023 to June 30, 2023 was 7.86%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2022)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	(20.23)%	(0.41)%	3.35%

Return After Taxes on Distributions*	(20.77)%	(1.13)%	2.81%

Return After Taxes on Distributions and Sale of Fund Shares*	(11.28)%	(0.36)%	2.60%

Class A Shares

Return Before Taxes	(24.71)%	(1.70)%	2.62%

MSCI ACWI ex-US Net Index (reflects no deductions for fees, expenses or taxes)	(16.00)%	0.88%	3.80%

*	After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes will vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Principal Sub-Advisor - Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Regional Sub-Advisors - AXA Investment Managers US Inc. (“AXA IM US Inc.”) Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), Parametric Portfolio Associates LLC (“Parametric”) and Schroder Investment Management North America Inc. (“Schroders”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Executive Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016

Allen E. Choinski, CFA	Senior Vice President and Portfolio Manager at WTIA	2022

Sean Jenkins	Senior Vice President and Portfolio Manager at WTIA	2023

Caroline Moleux, CFA	Senior Portfolio Manager at AXA IM US Inc.	2016

Benoist Leveque, CFA	Portfolio Manager at AXA IM US Inc.	2022

Luca Kroschke	Portfolio Manager at Berenberg	2022

Toshinori Kobayashi	Portfolio Manager at Nikko	2016

Yu Sato	Portfolio Manager at Nikko	2021

Paul Bouchey	Global Head of Research at Parametric	2022

Thomas C. Seto	Head of Investment Management at Parametric	2022

Toby Hudson	Fund Manager at Schroders	2016

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000

Minimum Initial Investment Amount (Class I):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

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The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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WILMINGTON INTERNATIONAL FUND

WT MMIF 08.31.23

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